UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2008 (February 26, 2008)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Special Award for Paul R. Kuhn

At a regular meeting held on February 26, 2008, the company's Board of Directors (the "Board") granted a special bonus award to Paul R. Kuhn in the amount of $500,000 payable within 15 business days after his retirement, which will occur on February 29, 2008. The Board awarded this amount in recognition of his outstanding services in achieving a smooth transition of the company's leadership to Neal J. Keating, President and Chief Executive Officer.

Appointment of Neal J. Keating as Chairman

At the same meeting, the Board appointed Mr. Keating to the additional post of Chairman of the Board, effective March 1, 2008.  He will succeed Mr. Kuhn, the company's current Chairman when he retires on February 29, 2008.  Information concerning Mr. Keating that is required under Item 5.02 (c) of Form 8-K was previously filed under Item 5.02 of the Company's Current Report on Form 8-K filed August 7, 2007 and is incorporated herein by reference.

Appointment of Thomas W. Rabaut as a Director

At the same Board meeting, Mr. Thomas W. Rabaut was appointed a Class 3 Director, effective March 1, 2008, to fill the Board vacancy that will be created by Mr. Kuhn's retirement.  Since Mr. Rabaut's initial term as a Director will expire coincident with the 2008 Annual Meeting of Shareholders (which is scheduled for April 16, 2008), the Board has also nominated Mr. Rabaut for election by the company's shareholders at the 2008 Annual Meeting of Shareholders to a three-year term, which will expire in 2011. It is expected that Mr. Rabaut will become a member of the Board's Personnel & Compensation and Finance Committees.

Mr. Rabaut has served as a Senior Advisor to The Carlyle Group, a global private equity firm, since January 2007. From June 2005 to January 2007, he was President of the Land & Armaments Operating Group of BAE Systems, a global leader in the design, development and production of military systems. From January 1994 to June 2005, he served as President and Chief Executive Officer of United Defense Industries, Inc., a privately held company that was acquired by BAE Systems in 2005. He is a director of Cytec Industries, Inc.

There are no transactions, relationships or arrangements between Mr. Rabaut and the company or any of its subsidiaries. Mr. Rabaut is a director of Burdeshaw Associates, Ltd., a privately owned consulting firm that assists industry in matching technology and capability to domestic and international government requirements. Burdeshaw has performed services for the company’s Kaman Aerospace Corporation subsidiary in the past and is currently providing advice to the Fuzing Segment, a division of Kaman Aerospace Corporation. A total of $59,319 was paid to Burdeshaw in 2007.

The company's press releases announcing the appointments of Messrs. Keating and Rabaut are attached as Exhibits 99.1 and 99.2.

First Amendment to Post-2004 Supplemental Employees' Retirement Plan

At its meeting on February 26, 2008, the Board, upon recommendation of the Board's Personnel & Compensation Committee, adopted a First Amendment to the Kaman Corporation Post-2004 Supplemental Employees' Retirement Plan (the "Post-2004 SERP"). A copy of the First Amendment is attached to this Form 10-K as Exhibit 10.1 and is incorporated by reference. The First Amendment (i) clarifies that all payments made under the Post-2004 SERP on account of separation from service will be delayed by six months and a day, (ii) provides for interest to be paid on any delayed payments at the short-term applicable federal interest rate and (iii) sets forth rules of payment of death benefits under the Post-2004 SERP in the event of the death of the beneficiary prior to the participant's death.  This summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the attached First Amendment.

Adoption of the Post-2004 Kaman Corporation Deferred Compensation Plan

At its meeting on February 26, 2008, the Board also adopted the Kaman Corporation Post-2004 Deferred Compensation Plan in order to comply with the requirements of Internal Revenue Code Section 409A with regard to compensation that is deferred or that vested after December 31, 2004. The Post-2004 Deferred Compensation Plan continues the material terms of the Kaman Corporation Deferred Compensation Plan with the following material changes:

•	Requires a minimum six month delay for payment of benefits due to separation from service;

•	Eliminates the requirement that an executive must make the maximum contribution under the Company’s Thrift and Retirement Plan to participate in the Deferred Compensation Plan;

•	Removes the administrative committee’s discretion to accelerate payments triggered due to a Separation from Service;

•	Removes the executive’s right to unlimited in-service withdrawals by paying a 10% penalty; and

•	Requires cash-out payment in a single lump sum if an executive’s total plan benefits subject to the Post-2004 Deferred Compensation Plan are less than $50,000.

A copy of the Post-2004 Kaman Corporation Deferred Compensation Plan is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.  This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the attached Post-2004 Kaman Corporation Deferred Compensation Plan.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Board meeting described in Item 5.02, the Board approved modifications to the company's By-laws with respect to (i) Article IV (Officers), Sections 1 – 4, in order to more clearly delineate the officer responsibilities of Chairman, Chief Executive Officer and President without substantively changing the current responsibilities of these officer roles; and (ii) Article II (Meetings of Stockholders), Section 4, to provide that the Chief Executive Officer rather than the President has the ability to call special meetings.

No other changes were made to the By-laws. The foregoing description of this item is qualified in its entirety by reference to the complete Amended and Restated By-laws, as amended, which are filed as Exhibit 3.1 to this report.

Item 9.01  Financial Statements and Exhibits

(c)       Exhibits

The following documents are filed as Exhibits herewith:

Exhibit 3.1 – Kaman Corporation Amended and Restated By-laws, as amended on February 26, 2008

Exhibit 10.1 – First Amendment to Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan

Exhibit 10.2 – Kaman Corporation Post-2004 Deferred Compensation Plan

Exhibit 99.1 – Press Release dated February 27, 2008 announcing Mr. Keating's appointment as Chairman

Exhibit 99.2 – Press Release dated February 27, 2008 announcing Mr. Rabaut's election as a Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Robert M. Garneau
Executive Vice President and
Chief Financial Officer

Date: February 27, 2008

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

3.1	Kaman Corporation Amended and Restated By-laws, as amended on February 26, 2008.	Attached

10.1	First Amendment to Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan	Attached

10.2	Kaman Corporation Post-2004 Deferred Compensation Plan	Attached

99.1	Press Release dated February 27, 2008 announcing Mr. Keating's appointment as Chairman	Attached

99.2	Press Release dated February 27, 2008 announcing Mr. Rabaut's election as a Director	Attached